STOCK PURCHASE AGREEMENT


                                                       AMONG


                                              RCM TECHNOLOGIES, INC.

                                         NORTHERN TECHNICAL SERVICES, INC

                                                        AND

                                                THE SHAREHOLDERS OF
                                         NORTHERN TECHNICAL SERVICES, INC

                                TABLE OF CONTENTS

                                                                          Page



1.       DEFINITIONS....................................................... 1

2.       PURCHASE AND SALE OF SHARES OF ACQUIREE........................... 4

3.       REPRESENTATIONS AND WARRANTIES OF ACQUIREE
         AND THE ACQUIREE SHAREHOLDERS..................................... 6

4.       REPRESENTATIONS AND WARRANTIES OF RCM.............................14

5.       COVENANTS OF THE PARTIES...................................... ...16

6.       THE CLOSING.......................................................21

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF . . . . . . . . . ........ 24
         ACQUIREE AND ACQUIREE SHAREHOLDERS

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF RCM. . . . . . . ........  25

9.       INDEMNIFICATION................................................ ..26

10.      TERMINATION. . . . . . . . . . . . . . . . . . . . . . .... ....  29

11.      ARBITRATION................................................. .....30

12.      NOTICES...........................................................30

13.      MISCELLANEOUS.....................................................32

                                                 LIST OF SCHEDULES


2.4               List of persons eligible to receive Additional Purchase
                  Consideration

3.2(a) Financial Statements for the fiscal years ended November 30, 1996, November 30, 1995 and November 31, 1994

3.2(c)            Payroll accruals not reflected in Financial Statements

3.3               Undisclosed Liabilities of Acquiree

3.4               Accounts Receivable of Acquiree as of the Closing Date

3.5               Material adverse changes

3.6               Litigation

3.8 Articles of Incorporation, Bylaws and Amendments thereto of Acquiree

3.10              All material Contracts and Agreements of Acquiree

3.11 Liens, encumbrances and general description of all real property in which Acquiree has an ownership interest

3.12              Licenses, trademarks and trade names of Acquiree

3.13              Consents to be obtained by Acquiree

3.14              Capitalization of Acquiree

3.17              Obligations of Messrs. Cook, Lillund, Kust, Ryan and Ms.
                  Yeko.

3.18              Approvals required to be obtained by Acquiree
                  Shareholders

3.19 Number and names of employees and compensation of all directors and officers of Acquiree - identifies all employee benefit plans

3.20              Compliance with environmental and conservation laws

3.21              List of all insurance policies of Acquiree

3.22 List of all bank accounts maintained or for the benefit of Acquiree

3.23 List of 10 largest customers of Acquiree, based on dollar volume of income for the twelve month period ended November 30, 1997

4.1               Articles of Incorporation and Bylaws of RCM

4.3               Consents to be obtained by RCM

                                                 LIST OF EXHIBITS


Exhibit "A"                Employment Agreement with Merle F. Cook

Exhibit "B"                Employment Agreement with Gayle Yeko

Exhibit "C"                Employment Agreement with Warren Lillund

Exhibit "D"                Employment Agreement with Jerry Kust

Exhibit "E"                Employment Agreement with Peter Ryan

Exhibit "F"                Escrow Agreement

Exhibit "G"                Opinion of counsel for Northern Technical Services,
                           Inc.

Exhibit "H" Opinion of counsel for RCM Technologies, Inc.

                                             STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of this 31st day of December, 1997, by and among RCM TECHNOLOGIES, INC., a Nevada corporation ("RCM"); NORTHERN TECHNICAL SERVICES, INC, a Wisconsin corporation (the "Acquiree"); and those shareholders of Acquiree identified in
Article 1 of this Agreement (the "Acquiree Shareholders").

                                                     RECITALS:

         WHEREAS, the Acquiree Shareholders own in the aggregate one hundred percent (100%) of the issued and outstanding common stock of the Acquiree (the "Acquiree Shares"); and

         WHEREAS, the Acquiree Shareholders desire to sell the Acquiree Shares and RCM desires to purchase the Acquiree Shares, each upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       DEFINITIONS.

                  (a) The foregoing RECITALS are true and correct, and are incorporated herein and made a part hereof.

                  (b) For purposes of this Agreement, the terms set forth below shall have the following meanings:

         Acquiree . . . . . . .                      Northern Technical Services, Inc., a
                             Wisconsin corporation.

         Acquiree Shareholders.                      Those individuals and entities
                                                     consisting of Merle Cook, Gayle
                                                     Yeko, Warren Lillund, Jerry Kust and
                                                     Peter Ryan who in the aggregate own
                                                     100% of the outstanding capital
                                                     stock of Northern Technical
                                                     Services, Inc.

                                                         1




         Code . . . . . . . . .                      The Internal Revenue Code of 1986,
                                                     as amended.

         Closing  . . . . . . .                      The transaction of events set forth
                                                     in Section 6 hereof.

         Closing Date . . . . .                      The day on which the Closing is held
                                                     as set forth in Article 6 hereof.

         Closing Date . . . . .                      Unaudited balance sheet of the
         Balance Sheet                               Acquiree as of the Closing Date
                           prepared in accordance with
                            the requirements of GAAP
                           and in accordance with the
                              books and records of
                                    Acquiree.

         Closing Net. . . . . .                      Operating income of Acquiree for the
         Operating Income                            period December 1, 1996 to November
                                                     30,  1997 as  reflected  in
                                                     Acquiree's        financial
                                                     statement    prepared    in
                                                     accordance     with     the
                                                     requirements of GAAP and in
                                                     accordance  with the  books
                                                     and   records  of  Acquiree
                                                     before  (i)   federal   and
                                                     state  income  taxes;  (ii)
                                                     salary and fringe  benefits
                                                     for    Cook;    (iii)   all
                                                     professional   fees;   (iv)
                                                     non-recurring        losses
                                                     associated  with  shut-down
                                                     of in-house operations; (v)
                                                     charitable    contributions
                                                     made by Acquiree;  and (vi)
                                                     accrued severance.

         Cook . . . . . . . . .                      Merle F. Cook

         Financial  . . . . . .                      Unaudited financial statements of
         Statements                                  the Acquiree for the fiscal years
                                                     ended  November  30,  1996,
                                                     November  30,   1995,   and
                                                     November 30, 1994  prepared
                                                     in   accordance   with  the
                                                     requirements of GAAP.

         Fiscal Year. . . . . .                      Unaudited Balance Sheet of Acquiree
         Balance Sheet                               as of November 30, 1997 prepared in
                           accordance with GAAP and in
                          accordance with the books and
                                                     records of Acquiree


         Interim Financial . .                       Unaudited financial statements of the
         Statements                                  Acquiree for the months of December,
                                                     1996 through November, 1997 prepared
                                                     in accordance with the requirements

                                                         2




                                                     of GAAP and in accordance with the
                                                     books and records of Acquiree.

         GAAP  . . . . . . . .                       Generally accepted accounting
                                                     principles, consistently applied.


         Net Operating Income                        Subsequent to the Closing Date and
         (NOI) . . . . . . . .                       with respect to the ongoing business
                                                     of   the   Acquiree   gross
                                                     revenue (billed services at
                                                     invoice  value  reduced  by
                                                     customer discounts, returns
                                                     and    allowances)    minus
                                                     direct operating  expenses,
                                                     cost of sales  and  general
                                                     and          administrative
                                                     expenses, but excluding (a)
                                                     RCM     Corporate      Fees
                                                     provided,    however,   all
                                                     costs  incurred  by RCM for
                                                     performance              of
                                                     administrative    functions
                                                     for  Acquiree   (including,
                                                     without  limitation,  costs
                                                     associated  with accounting
                                                     and   payroll    functions)
                                                     which   (i)  are   directly
                                                     related   to  the   ongoing
                                                     business    conducted    by
                                                     Acquiree  and (ii) have the
                                                     effect of reducing  the NOI
                                                     of   Acquiree    shall   be
                                                     allocated  to  Acquiree  in
                                                     amounts          reasonably
                                                     consistent     with     the
                                                     historical  costs  incurred
                                                     by Acquiree  in  connection
                                                     with  such   administrative
                                                     functions;  (b) Federal and
                                                     state  income  taxes;   (c)
                                                     acquisition   amortization,
                                                     interest  expenses relating
                                                     to   the   acquisition   or
                                                     expenses   associated  with
                                                     the   acquisition   of  the
                                                     Acquiree by RCM.

         RCM . . . . . . . . .                       RCM Technologies, Inc., a Nevada
                                                     corporation.

         RCM Corporate Fees. .                       All costs incurred by RCM not
                                                     directly related to the ongoing
                                                     business conducted by Acquiree
                                                     including but not limited to,
                                                     accounting and SEC filing fees and
                                                     corporate headquarters personnel
                                                     salaries.

         SEC . . . . . . . . .                       The Securities and Exchange
                                                     Commission.


                                                         3




         S                                           Termination   Date.  .  The
                                                     date    upon    which   the
                                                     termination    of   the   S
                                                     Corporation    status    of
                                                     Acquiree      is     deemed
                                                     effective  for  federal tax
                                                     purposes.

         Tangible Net Worth. .                       The amount by which all assets of
                                                     Acquiree, less furniture, fixtures
                                                     and equipment net of accumulated
                                                     depreciation and any intangible
                                                     assets, exceeds all of Acquiree's
                                                     liabilities.

         2.       PURCHASE AND SALE OF SHARES OF ACQUIREE.

                  2.1 Purchase and Sale of Shares of Acquiree.

                  Subject to the terms and conditions of this Agreement, on the Closing Date, the Acquiree Shareholders will sell, convey, assign, transfer and deliver the Acquiree Shares to RCM, and RCM shall purchase, acquire and accept from the Acquiree Shareholders the Acquiree Shares, which shall constitute one hundred percent (100%) of the outstanding capital stock of Acquiree.

                  2.2 Purchase Consideration.

                  On the Closing Date, (i) Acquiree Shareholders shall deliver to RCM certificates representing the Acquiree Shares; and (ii) RCM shall pay to the Acquiree Shareholders in the percentages set opposite each Acquiree Shareholder's names on Schedule 2.4 hereof (the "Shareholder Percentage"), the purchase consideration in the sum of $4,625,000, subject to adjustment as hereafter set forth, plus an amount equal to the Tangible Net Worth of Acquiree on the Closing Date as set forth in Section 2.3 hereof, subject to adjustments as hereafter set forth (the "Purchase Consideration") as follows:

                  $3,125,000        -      by wire transfer of immediately
                                           available funds to bank accounts
                                           designated by Acquiree Shareholders;

                  $1,500,000        -        deferred consideration payable in
                                             two equal annual installments of
                                             $750,000 each in accordance with
                                             Section 2.4 hereof.

                  2.3      Payment of Tangible Net Worth.

                  On or before the Closing Date, Acquiree Shareholders shall deliver to RCM the Fiscal Year Balance Sheet. For the purpose of determining Acquiree's Tangible Net Worth, within thirty (30) days of the Closing Date, RCM and Acquiree Shareholders shall cause to be prepared to their mutual satisfaction the Closing Date

Balance Sheet. Acquiree's Tangible Net Worth as reflected in the Closing Date Balance Sheet will not differ in any material respect from the Tangible Net Worth as reflected in the Fiscal Year Balance Sheet. At the Closing RCM will pay to Acquiree Shareholders by wire transfer of immediately available funds an amount equal to the the actual cash balance of Acquiree minus all outstanding checks. Thereafter RCM, as agent for Acquiree, shall use best efforts to promptly and fully collect all of Acquiree's accounts receivable as they exist on the Closing Date Balance Sheet and, after deducting an amount sufficient to pay all of Acquiree's liabilities as reflected in the Closing Date Balance Sheet, deposit the amount remaining into escrow pursuant to the Escrow Agreement attached hereto as Exhibit "F".

                  2.4 Deferred Consideration and Additional Purchase Consideration.

                           (a) Report.  Prior to February 28, 1999 and 2000,
RCM shall prepare and deliver to Acquiree Shareholders a report ("Report") setting forth (i) the NOI of Acquiree for the year ended December 31, 1998 or December 31, 1999, whichever is applicable, and (ii) the amount of Deferred Consideration required to be paid to Acquiree Shareholders pursuant to Section
2.2. Each Report shall be prepared in accordance with GAAP and in accordance with the books and records of the Acquiree and fairly present the results of operations of the Acquiree for such year.

                           (b) Payment of Deferred Consideration.  On the tenth
business day after each Report is delivered to the Acquiree Shareholders (or, if there is a dispute regarding any aspect of the Report, after such dispute is finally resolved), RCM shall deliver the applicable portion of the Deferred Consideration to the Acquiree Shareholders according to the Shareholder Percentages; provided, however, that in the event the NOI of Acquiree (as finally determined by agreement of the parties or pursuant to Section 2.4(d) hereof) is less than $1,000,000 for the applicable year, then the amount of the Deferred Consideration payable to Acquiree Shareholders for such year shall be reduced by $5.00 for each $1.00 that the NOI of Acquiree is less than $1,000,000.

                           (c)  Additional Purchase Consideration.  If the NOI
for any year in which an installment of Deferred Consideration is due exceeds $1,000,000, (as finally determined pursuant to this Section 2.4) then twenty-five percent (25%) of the amount over and above and in excess of $1,000,000 shall be accrued as additional consideration and be paid to the Acquiree Shareholders according to the Shareholder Percentages at the same time as the payment of the Deferred Consideration under Section 2.4(b) hereof.

                           (d) Dispute Resolution.  In the event of a dispute
or disagreement relating to (i) any Report, (ii) the NOI of Acquiree for any applicable year, or (iii) the amount of Deferred

Consideration payable to the Acquiree Shareholders in any applicable year that RCM and the Acquiree Shareholders are unable to mutually resolve within 15 days after written objections to such Report are delivered to RCM, either party may elect to have all such disputes or disagreements resolved by an accounting firm of nationally recognized standing ("Third Accounting Firm") to be mutually selected by RCM and Acquiree Shareholders or, if no agreement is reached on such Third Accounting Firm, then by RCM's Accountants and Acquiree Shareholders' independent accountants. The Third Accounting Firm shall make a final and binding resolution of the Deferred Consideration earned during the applicable year. The Third Accounting Firm shall be instructed to use every reasonable effort to perform its services within 15 days of submission of the Report to it and, in any case, as soon as practicable after such submission. The fees and expenses for the services of the Third Accounting Firm shall be paid by RCM unless the amount of the Deferred Consideration required pursuant to Section 2.2 for the applicable year, as determined by the Third Accounting Firm, is less than $10,000 greater than the amount set forth in the Report for such year, in which case the fees and expenses for the services of the Third Accounting Firm shall be paid equally by RCM and the Acquiree Shareholders.

         3. REPRESENTATIONS AND WARRANTIES OF ACQUIREE AND THE ACQUIREE SHAREHOLDERS. The Acquiree and Acquiree Shareholders as a material inducement to RCM to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to RCM (except that Peter Ryan and Jerry Kust make the representations and warranties contained in Sections 3.1, 3.9, 3.16, 3.17 and 3.18 only, and make no other representations and warranties contained in this Article 3)which representations and warranties are true and correct in all material respects on this date and will be true and correct in all material respects on the Closing Date as though made on and as of such date. All of the following representations and warranties of Acquiree and Acquiree Shareholders are qualified by matters which, individually or in the aggregate with respect to such representation or warranty, would not have a material adverse effect on the business or financial condition of Acquiree as a whole. An item contained in any of the Schedules to this Agreement is deemed disclosed with respect to all representations and warranties. Disclosure of items that are not strictly called for by the Agreement shall not imply that such information is material or that the inclusion establishes or implies a standard of materiality.

                  3.1 Shareholders of Acquiree. The Acquiree Shareholders are the sole owners, of record and beneficially, of all the issued and outstanding shares of the Acquiree's capital stock.

                  3.2      Financial Statements.

                           (a) The Financial Statements for the fiscal years
ended  November 30, 1996,  November 30, 1995 and November 30, 1994 ("1996,  1995
and 1994 Financial Statements") have been attached as Schedule 3.2(a). The 1996, 1995 and 1994 Financial Statements and the financial information contained therein present fairly the financial condition of the Acquiree for the periods covered and have been prepared in accordance with GAAP.

                           (b) The Interim Financial Statements and the Fiscal
Year Balance Sheet will be prepared on an unaudited basis and delivered to RCM at or prior to Closing. The Interim Financial Statements and the Fiscal Year Balance Sheet and the financial information contained therein will present fairly the financial condition of the Acquiree for the interim periods covered and will be prepared in accordance with GAAP and in accordance with the books and records of Acquiree.

                           (c) The books and records of Acquiree, financial and
other, are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices, and, except as disclosed on Schedule 3.2(c), the financial records reflect all payroll accruals including but not limited to vacations, holidays, sick pay and bonuses.

                  3.3 Undisclosed Liabilities. Acquiree does not have any liabilities or obligations of any nature, fixed or contingent, that will not be shown or otherwise provided for in the Financial Statements, except (a) as set forth in Schedule 3.3, and (b) for liabilities and obligations arising subsequent to the date of the Financial Statements in the ordinary course of business, none of such liabilities referred to in this clause (b) will individually or in the aggregate be materially adverse to the business or financial condition of the Acquiree. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 of the Financial Accounting Standards Board) of the Acquiree that will not be adequately provided for.

                  3.4 Accounts Receivable. Attached hereto as Schedule 3.4 is a list of all accounts receivable of Acquiree as of the Closing Date and aging schedule pertaining thereto. All of the accounts receivable of Acquiree reflected on Schedule 3.4 now and on the Closing Date are bona fide accounts receivable of Acquiree representing the sales price of (or other sums or fees receivable for or in respect of) goods, merchandise, or services sold or performed by Acquiree in valid transactions in the regular course of its business to or for the benefit of its customers. Such accounts receivable, subject to reserves, if any, established within the Financial Statements, are collectible in full and are not subject to offset or counterclaim or otherwise in controversy.

                  3.5 Material Adverse Changes. Except as specifically stated in
Schedule 3.5 or as contemplated or required by this Agreement, from November 30, 1997 to the date of this Agreement, the business of the Acquiree has been operated in the ordinary course and there has not been:

                           (a) Any materially adverse changes in the business,
condition (financial or otherwise), results of operations, properties, assets, liabilities, earnings or net worth of the Acquiree for such period or at any time during such period;

                           (b) Any material damage, destruction or loss
(whether or not covered by insurance) affecting the Acquiree or its assets, properties or business;

                           (c) Any cancellation or material breaches on any
existing contract of which Acquiree is a party that would have a material adverse effect on the business of Acquiree;

                           (d) Any statute, rule, regulation or order adopted
by any governmental body, agency or authority that materially and adversely affects the Acquiree or its business or financial condition; or

                           (e) Any payment of bonuses or accrued salaries out
of the ordinary course of business or agreements to materially increase the rate or terms of compensation payable or to become payable by Acquiree to its directors, officers or key employees; provided, however, that this subsection shall not restrict or limit the Acquiree in any way from hiring additional personnel who are required for its operations.

                  3.6 Litigation. Except as set forth in Schedule 3.6, there are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or, to the actual knowledge of Acquiree Shareholders, threatened against the Acquiree, whether at law or in equity, or before or by any federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, or, to the actual knowledge of Acquiree Shareholders, any basis for any such action, suit, claim, investigation or proceeding.

                  3.7 Compliance: Governmental Authorizations. To the actual knowledge of Acquiree Shareholders, the Acquiree has complied in all material respects with all federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities, banking collection and consumer protection laws and regulations that, if not complied with, would materially and adversely affect its businesses. The Acquiree has all federal, state, local and foreign governmental licenses and permits necessary for the conduct of its business. Such licenses and permits are in full force and effect. Neither the Acquiree nor the Acquiree Shareholders know of any violations of any such licenses or permits. To the actual knowledge of Acquiree Shareholders no proceedings are pending or threatened to revoke or limit the use of such licenses or permits that would have an adverse effect on the business of Acquiree.

                  3.8 Due Organization. The Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin; it is qualified to do business and in good standing in each state where the properties owned, leased or operated, or the business conducted, by it require such qualification except where failure to so qualify would not have a material adverse effect on its financial condition, properties, business or results of operations. The Acquiree has the power to own its properties and assets and to carry on its business as now presently conducted. True and complete copies of the Articles of Incorporation and Bylaws of Acquiree, including any amendments thereto, have been attached as Schedule 3.8.

                  3.9 Taxes. Except as disclosed on Schedule 3.9, all (a) federal, state, local or foreign tax returns (collectively, the "Returns") required to be filed with respect to the properties, assets, operations, income and net worth of Acquiree have been timely filed or appropriate extensions have been obtained and such Returns are true, correct and complete in all material respects; and (b) taxes and governmental charges, including, without limitation, any interest and penalties (collectively "Taxes") due pursuant to such Returns have been paid or adequate provision therefor has been made on the Financial
Statements. Except as disclosed on Schedule 3.9, there are no outstanding agreements or waivers extending the statutory period of limitation concerning any tax liability of Acquiree, no examination of any Return of Acquiree is currently in progress and no governmental authority has, within the last three
(3) years, notified Acquiree or Acquiree Shareholders of any tax claim, investigation or proceeding. To the actual knowledge of Acquiree Shareholders all monies required to be collected or withheld by the Acquiree for income taxes, social security or other payroll taxes have been collected or withheld, and either paid to the appropriate governmental agencies, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Acquiree and the Acquiree is not liable for any taxes or penalties for failure to comply with any of the foregoing. The Acquiree is not and will not be liable for any taxes imposed under Code Sections 1374 or 1375 and has been an S Corporation from June 1, 1989 to the S Termination Date. Acquiree Shareholders will be responsible for filing the short period S return ending on the S
Termination Date, which return shall be reported on the closing of the books method as set forth in Code Section 1362(e)(3) and the Acquiree shall comply with any necessary requirements for making such election. The Acquiree has not made, is not obligated to make, and will not, as a result of the transactions contemplated hereby, make or become obligated to make any "excess parachute payment" within the meaning of Section 280G of the Code (determined without regard to subsection (b)(4) thereof).

                  3.10 Agreements. Schedule 3.10 contains a true and complete list of all material contracts, agreements, mortgages, obligations, arrangements, restrictions and other instruments to which the Acquiree is a party or by which the Acquiree or its assets may be bound. True and correct copies of all items set forth on Schedule 3.10 have been or will have been made available to RCM prior to the date hereof. No event has occurred that (whether with or without notice or lapse of time) would constitute a material default by the Acquiree under any of the contracts or agreements set forth in Schedule
3.10. Neither the Acquiree nor the Acquiree Shareholders have knowledge of any material default by the other parties to such contracts or agreements.

                  3.11 Title to Property and Related Matters. The Acquiree has and at the time of Closing will have good and marketable title to all of its properties, and assets, real, personal and mixed, owned by it at the date of this Agreement or acquired by it after the date of this Agreement, of any kind or character, free and clear of any liens or encumbrances, except (i) those set forth in Schedule 3.11; (ii) liens for current taxes not yet delinquent; and
(iii) liens or encumbrances which do not materially impair the use, occupancy or value of the assets and properties of the Acquiree or otherwise materially impair business operations. Except as set forth in said Schedule 3.11 and except for matters that may arise in the ordinary course of business, the assets of the Acquiree are in good operating condition and repair, reasonable wear and tear excepted. There does not exist any condition that materially interferes with the use thereof in the ordinary course of the business of the Acquiree.

                  3.12 Licenses; Trademarks; Trade Names. Except as set forth on
Schedule 3.12, the Acquiree does not have, nor does it own or use in its business any licenses, trademarks, trade names, service marks, copyrights, patents or any applications for any of the foregoing that relate to its business.

                  3.13 Due Authorization. This Agreement has been duly authorized, executed and delivered by the Acquiree and constitutes a valid and binding agreement of the Acquiree, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate in any material respect any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), any provisions of the Acquiree's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage or agreement of any kind to which the Acquiree is a party or by which the Acquiree or its properties may be bound, or violate in any material respect any statute, law, rule or regulation applicable to the Acquiree, except that the consents disclosed on Schedule 3.13 will be required pursuant to the terms of those scheduled agreements. No consent or approval by any governmental authority is required in connection with the execution and delivery by the Acquiree of this Agreement or the consummation of the transactions contemplated hereby.

                  3.14 Capitalization. The authorized capitalization of the Acquiree consists of 4,000,000 shares of Class A common stock, $.01 par value, and 1,000,000 shares of Class B common stock, $.01 par value of which 2,732 shares of Class A and 50,000 shares of Class B are issued and outstanding as of the date of this Agreement; the Acquiree Shares have been duly authorized, validly issued, and are fully paid and non-assessable, except as provided by
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, and were issued in compliance with applicable federal and state securities laws and regulations. Except as set forth on Schedule 3.14, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments or agreements of any nature to issue any of the Acquiree's securities. Schedule 3.14 sets forth the share ownership and respective percentage of each of the Acquiree Shareholders.

                  3.15. Brokerage Fees. Except for Resource Financial Corp., whose fees shall be paid by Acquiree, the Acquiree has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with the transactions contained within this Agreement.

                  3.16 Share Ownership. The Acquiree Shares will be owned of record and beneficially by the Acquiree Shareholders, free and clear of all liens and encumbrances of any kind and nature. There are no agreements (other than this Agreement) to sell, pledge, assign or otherwise transfer such securities.

                  3.17 Obligation of the Acquiree Shareholders. This Agreement constitutes the valid and legally binding obligation of the Acquiree Shareholders. Except as set forth on Schedule 3.17, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute in any material respect a violation of or default under, or conflict in any material respect with, any judgment, decree, statute or regulation of any governmental authority applicable to the Acquiree Shareholders or any contract, commitment, agreement or restriction of any kind to which any of the Acquiree Shareholders is a party or by which any of the Acquiree Shareholders is bound.

                  3.18 Approvals Required. Except as set forth on Schedule 3.18 or as contemplated or as required by this Agreement, no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by the Acquiree Shareholders of this Agreement or the consummation by them of the transactions described herein, except to the extent that any of Acquiree Shareholders may be required to file reports in accordance with relevant regulations under federal and state securities laws upon execution of this Agreement and/or consummation of the transactions contemplated hereby.

                  3.19 Employee; Benefit Plans.

                           (a) Schedule 3.19 sets forth the number and names of
the employees of Acquiree and the total 1996 compensation to each of the directors, officers and permanent employees of Acquiree.

                           (b) Except as disclosed on Schedule 3.19, Acquiree
does not have any "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Schedule 3.19 identifies all programs, including, without limitation, any pension plans, health and welfare plans, life, disability, medical, dental or hospitalization insurance plans, sick-leave, vacation accrual or holiday plans, bonus, savings, profit-sharing or other similar benefit plans, deferred compensation, stock option, stock ownership and stock purchase plans covering employees or former employees of Acquiree. Except as disclosed on Schedule 3.19, each such plan or program has been operated substantially in accordance with its terms and, to the extent applicable, ERISA and the Code. Acquiree does not sponsor or contribute to, nor has it ever sponsored or been required to contribute to, any "multiemployer plan" as such term is defined in Section 3(37) of ERISA.

                           (c) Except as disclosed on Schedule 3.19, to the
actual knowledge of Acquiree Shareholders, Acquiree does not have any written contracts, or oral contracts, including any employment, management, agency or consulting contracts, with respect to any of its current or retired employees.

                           (d) Except as disclosed on Schedule 3.19, Acquiree
is not a party to any collective bargaining agreement and, to the actual knowledge of Acquiree Shareholders, there are no union organizational activities or efforts to effect a representation election pending or threatened.

                           (e) Except as disclosed on Schedule 3.19, Acquiree
has complied in all material respects with all applicable laws relating to the employment of labor, including the provisions thereof relating to benefits required to be provided under Part VI of Subtitle B of Title I of ERISA or
Section 4980B(f) of the Code (collectively, "COBRA"), wages, hours, working conditions, employee benefit plans and the payment of withholding and social security taxes.

                  3.20  Environmental  Matters.  Except as set forth in Schedule
3.20 to the actual knowledge of Acquiree Shareholders Acquiree is in compliance with all laws, rules and regulations relating to environmental protection and conservation (including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act and the Superfund Amendments and Reauthorization Act of 1986, as amended and all applicable state laws pertaining to the environment), and neither Acquiree or Acquiree Shareholders have received any notification of any asserted present or past failure to so comply with such laws, rules or regulations. Acquiree has obtained and is in compliance with all permits, licenses and other authorizations required under federal, state and local laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land, or otherwise relating to the
manufacture,   processing,  distribution,  use,  treatment,  storage,  disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes (collectively "Environmental Requirements"). To the actual knowledge of Acquiree Shareholders there are no circumstances which may interfere with or prevent continued compliance, or which may give rise to any liability, or otherwise form the basis of any claim, or investigation under Environmental Requirements, relating to the operation of Acquiree's business. For the purpose of this Section, "hazardous substances" shall include (1) hazardous substances as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and regulations thereunder, and (2) any substance for which state or local laws require the clean-up, removal or other special handling of such materials or imposing liability based upon improper handling thereof.

                  3.21 Insurance. Schedule 3.21 contains a list of all policies of liability, environmental, crime, fidelity, life, fire, workers' compensation, health, director and officer liability and all other forms of insurance currently in effect and owned or held by Acquiree, and identifies for each such policy, the underwriter, policy number, coverage type, premium, expiration date and deductible. All of the insurance policies listed on Schedule 3.21 are outstanding and in full force and effect and all premiums required to be paid with respect to such policies are currently paid.

                  3.22 Bank Accounts. Schedule 3.22 contains a list of all bank accounts maintained by, or for the benefit of, Acquiree.

                  3.23 Customers. Set forth on Schedule 3.23 is a list of the ten (10) largest customers of Acquiree based on the dollar volume of income generated by that customer for the twelve month period ended November 30, 1997. No such customer has terminated or, to Acquiree's knowledge, is presently threatening to terminate its relationship with Acquiree.

                  3.24  Approval.   The   shareholders   of  the  Acquiree  have
unanimously approved the execution of this Agreement and the transactions contemplated hereby.

                  3.25 Contractors. With respect to the Acquiree's contractors, consultants and other independent personnel (the "Contractors"), the Acquiree has evaluated and classified the Contractors as independent contractors or employees in accordance with Internal Revenue Service regulations. Acquiree has maintained, monitored, continues to maintain and monitor those Contractors who are independent contractors to assure compliance with Internal Revenue Service regulations.

                  3.26 Tax and Accounting Treatment of Acquiree. Acquiree's election to be treated as an S Corporation pursuant to the Code was filed with Internal Revenue Service on June 1, 1989 and with the State of Wisconsin on June 1, 1989 and will terminate on the Closing Date.

                  3.27 Minimum Closing Net Operating Income. The Closing Net Operating Income of Acquiree shall be not less than $900,000.

         4. REPRESENTATIONS AND WARRANTIES OF RCM. As a material inducement to the Acquiree and the Acquiree Shareholders to enter into this Agreement and consummate the transactions contemplated hereby, RCM does hereby make the following representations and warranties to the Acquiree and the Acquiree Shareholders, which representations and warranties are true and correct in all material respects at this date and will be true and correct in all material respects on the Closing Date as though made on and as of such date.

                  4.1 Due Organization of RCM. RCM is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; it is qualified to do business and is in good standing in each state where the properties owned, leased or operated, or the business conducted, by it require such qualification except where failure to so qualify would not have a material adverse effect on the financial condition, properties, business or results of operations of RCM. RCM has the corporate power and authority to own its property and assets and to carry on its business as now presently conducted. True, correct and complete copies of the Articles of Incorporation and Bylaws of RCM, including any amendments thereto, are attached hereto as Schedule
4.1.

                  4.2 Compliance; Governmental Authorizations. To the best of its knowledge, RCM has complied in all material respects with all federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities, banking collection and consumer protection laws and regulations that, if not complied with, would materially and adversely affect its businesses. RCM has all federal, state, local and foreign governmental licenses and permits necessary for the conduct of its business. Such licenses and permits are in full force and effect. RCM does not know of any violations of any such licenses or permits. To the knowledge of RCM, no proceedings are pending or threatened to revoke or limit the use of such licenses or permits that would have an adverse effect on the business of RCM.

                  4.3 Due Authorization. This Agreement has been duly authorized, executed, and delivered by RCM, and constitutes a legal, valid, and binding obligation of RCM, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate in any material respect any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), any provisions of RCM's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage or agreement of any kind to which RCM is a party or by which RCM or its properties may be bound, or violate in any material respect any statute, law, rule or regulation applicable to RCM, except that the consents disclosed on Schedule 4.3 will be required pursuant to the terms of those scheduled agreements. No consent or approval by any governmental authority is required in connection with the execution and delivery by RCM of this Agreement or the consummation of the transactions contemplated hereby.

                  4.4 Brokerage Fees. Except for Resource Financial Corp., whose fees shall be paid by Acquiree, RCM has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with the transactions contained within this Agreement.

                  4.5 Approval. The Board of Directors of RCM has approved the execution of this Agreement and the transactions contemplated hereby.

                  4.6 No Approvals Required. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by RCM of this Agreement or the consummation by it of the transactions described herein, except to the extent that the parties may be required to file reports in accordance with relevant regulations under federal and state securities laws.

         5.       COVENANTS OF THE PARTIES.

                  Any reference in this Section 5 to RCM shall be deemed a reference to RCM and each of its subsidiaries.

                  5.1 Disclosure Documents.

                           (a) RCM shall supply to Acquiree the necessary
information in writing, or cause the necessary information to be supplied in writing, relating to RCM for inclusion in any document(s) to be delivered to Acquiree Shareholders in connection with seeking their approval of the transactions contemplated by this Agreement.

                           (b) Acquiree shall supply to RCM the necessary
information in writing, or cause the necessary information to be supplied in writing, relating to Acquiree for inclusion in any documents or reports to be filed with the SEC or any regulatory agency in connection with the transactions contemplated by this Agreement.

                  5.2 Confidentiality.

                           (a) Confidentiality of RCM-Related Information.
With respect to information concerning RCM that is made available to Acquiree or Acquiree Shareholders in connection with the transactions contemplated by this Agreement, Acquiree and Acquiree Shareholders agree that they shall hold such information in strict confidence, shall not use such information except for the sole purpose of evaluating the transactions contemplated by this Agreement and shall not disseminate or disclose any of such information other than to representatives who need to know such information for the sole purpose of evaluating the transactions to be undertaken pursuant to this Agreement (each of whom shall be informed in writing by Acquiree of the confidential nature of such information and directed by Acquiree to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of Article 10, Acquiree and Acquiree Shareholders shall immediately return all such information, all copies thereof and all information prepared by Acquiree based upon the same, upon RCM's request; provided, however, that one copy of all such material may be retained by Acquiree's outside legal counsel for purposes only of resolving any disputes under this Agreement. The above limitations on use, dissemination and disclosure shall not apply to information that (i) is learned by Acquiree or the Acquiree Shareholders from a third party entitled to disclose it; (ii) became known publicly other than through Acquiree or the Acquiree Shareholders or any party who received the same through Acquiree or the Acquiree Shareholders; (iii) is required by law or court order to be disclosed by Acquiree or the Acquiree Shareholders (after notice and opportunity to oppose such disclosure); or (iv) is disclosed with the express prior written consent thereto of RCM. Acquiree or the Acquiree Shareholders shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this subparagraph (a).

                           (b) Confidentiality of Acquiree-Related Information.
With respect to information concerning Acquiree that is made available to RCM in connection with the transactions contemplated by this Agreement, RCM agrees that it shall hold such information in strict confidence, shall not use such information except for the sole purpose of evaluating the transactions contemplated by this Agreement and shall not disseminate or disclose any of such information other than to their directors, officers, employees, shareholders, affiliates, agents and representatives who need to know such information for the sole purpose of evaluating the transactions to be undertaken pursuant to this Agreement (each of whom shall be informed in writing by RCM of the confidential nature of such information and directed by RCM to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of
Article 10, RCM shall immediately return all such information, all copies thereof and all information prepared by it based upon the same, upon Acquiree's request; provided, however, that one copy of all such material may be retained by RCM's outside legal counsel for purposes only of resolving any disputes under this Agreement. The above limitations on use, dissemination and disclosure shall not apply to information that (i) is learned by RCM from a third party entitled to disclose it; (ii) became known publicly other than through RCM or any party who received the same through RCM; (iii) is required by law or court order to be disclosed by RCM (after notice and opportunity to oppose such disclosure); or
(iv) is disclosed with the express prior written consent thereto of Acquiree. RCM shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this subparagraph (b);

                  5.3 Nondisclosure. Neither RCM, nor Acquiree nor Acquiree Shareholders shall disclose to the public or to any third party any material non-public information concerning or relating to the other parties hereto, other than with the express prior written consent of the other parties hereto, except as may be required by applicable securities laws as they pertain to public companies, law or court order or to enforce the rights of such disclosing party under this Agreement, in which event the contents of any proposed disclosure shall be discussed with the other party before release.

                  5.4 Non-Competition.

                           (a) As a material inducement for RCM to enter into
this Agreement Cook agrees that he will not, for a period of four (4) years following the Closing Date (the "Restricted Period") within a radius of two hundred fifty (250) miles of Milwaukee, Wisconsin, directly or indirectly, whether as employee, owner, partner, agent, director, officer or shareholder, engage in the business of contract or temporary staffing of technical personnel. As used herein "technical personnel" means information technology, engineering and manufacturing professional personnel. Without limiting the generality of the foregoing Cook shall not do any of the following:

                                    (i) Solicit, divert, accept business of
contract or temporary staffing of technical personnel from any client of Acquiree who is or was a client during the term of Cook's affiliation with Acquiree, including all clients directly or indirectly produced or generated by Cook.

                               (ii) Solicit, induce or contract with any of the
Acquiree's employees to leave Acquiree or to work for Cook or any company with which Cook is connected.

                              (iii) Solicit, divert or take away any of
Acquiree's sources of business of contract or temporary staffing of technical personnel.

                           (b)  The provisions of this Section shall be
construed as an agreement independent of any other provision of this Agreement and the existence of any claim or cause of action by Cook against Acquiree whether arising out of this Agreement or otherwise shall not constitute a defense to the enforcement by Acquiree of the provisions of this paragraph.

                           (c) Cook agrees that a violation of any of the
provisions of Section 5.4(a) hereof will cause irreparable damage to Acquiree the exact amount of which it will be impossible to ascertain and, for that reason, Cook agrees that Acquiree shall be entitled to injunctive relief restraining any violation of this Section 5.4(c) hereof by any Acquiree Shareholder and any person, firm or corporation associated with him, such right to be cumulative and in addition to all other remedies available to Acquiree by reason of such violation.

                  5.5 Consents. RCM and Acquiree shall cooperate and use their best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts as are necessary for the consummation of the transactions contemplated by this Agreement.

                  5.6 Filings. RCM and Acquiree shall, as promptly as practicable, make any required filings, and RCM and Acquiree shall promptly make any other required submissions, under any law, statute, order, rule or regulation with respect to the transactions contemplated by this Agreement and the related transactions and shall cooperate with each other with respect to the foregoing.

                  5.7 All Reasonable Efforts. Subject to the terms and conditions of this Agreement and to the fiduciary duties and obligations of the board of directors of Acquiree and RCM, each of the parties to this Agreement shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or to remove any injunctions or other impediments or delays, legal or otherwise, as soon as reasonably practicable, to consummate the transactions contemplated by this Agreement.

                  5.8 Notification of Certain Matters. Except with respect to the actions contemplated by this Agreement, Acquiree shall give prompt notice to RCM, and RCM shall give prompt notice to Acquiree, of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which would cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect at, prior to, or following the Closing Date and through the duration of the survival period of the representations and warranties under this Agreement, and (b) any material failure of Acquiree, on the one hand, or RCM, on the other hand, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available to the party receiving such notice under this Agreement.

                  5.9 Bonuses and Fees. Except as set forth on Schedule 5.9 any and all accrued bonuses or other compensation over and above historic compensation levels which may be due and owing to the Acquiree Shareholders and fees owing to Resource Financial Corp. shall be discharged and Acquiree released from such obligations on or before the Closing Date.

                  5.10 Documents at Closing. Each party to this Agreement agrees to execute and deliver on the Closing Date those documents identified in Section 6.2.

                  5.11 Loss of "S" Corporation Status. Upon completion of the transactions contemplated by this Agreement Acquiree Shareholders will be responsible for the payment and filing of any final tax returns or other obligations incurred in connection with the period of time during which Acquiree was an "S" Corporation.

                  5.12 Interim Operations of RCM and Acquiree. Except as contemplated by this Agreement, including any Exhibits and Schedules hereto, or to the extent that the parties shall otherwise consent in writing or as otherwise identified in Schedule 3.5 during the period from the date of this Agreement and continuing until the Closing Date, each of RCM and Acquiree shall carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts to preserve intact their present organizations of such business, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it and they shall not take any action, or fail to take any action, that is reasonably likely to result in any of their respective representations and warranties set forth in this Agreement becoming untrue as though such representations and warranties are made as of and on the Closing Date.

                  5.13  Prohibition  on Trading in RCM Stock.  The  Acquiree and
Acquiree Shareholders acknowledge that the United States Securities Laws prohibit any person who has received material non-public information concerning the matters which are the subject matter of this Agreement from purchasing or selling the securities of RCM, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of RCM. Accordingly, the Acquiree Shareholders agree that they will not purchase or sell any securities of RCM, or communicate such material non-public information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of RCM, until no earlier than 72 hours following the filing of a Current Report on Form 8-K with the SEC announcing the Closing pursuant to this Agreement.

                  5.14 Independent Contractors. If, with respect to any period prior to the Closing, any governmental authority (i) challenges the status as independent contractors of any of Acquiree's contractors; or (ii) asserts the applicability to Acquiree's employees or contractors of statutes, ordinances or regulations regulating the wages, working conditions and hours of employment of such individuals, then after any final determination (with Acquiree Shareholders having the right to control and pay the costs and counsel fees in connection with any agency examination or determination) any payroll or other taxes and any interest or penalties attributable thereto and any liability for additional employment compensation and any fines or penalties connected therewith shall be the obligation of the Acquiree Shareholders, and shall be paid to RCM within ten (10) days thereafter or, at the option of RCM, shall be subject to indemnification provided for in Article 7 hereafter.

                  5.15 Conduct of Acquiree's Business Following The Closing Date. RCM agrees that, for a period of two (2) years following the Closing Date, and provided Acquiree's performance is consistent with the business plan jointly developed by Acquiree and RCM, it will: (a) not change in any material respect the business operations of Acquiree, and (b) the Acquiree Shareholders will continue to run the day-to-day business operations of the Acquiree in accordance with the business plan and pursuant to the terms of their respective Employment Agreements.

                  5.16 Litigation Expenses. Acquiree Shareholders shall promptly pay all counsel fees and expenses through all appeals and all adverse awards, judgments or verdicts and all interest and costs relating thereto arising out of or relating to the pending litigation entitled Williams and Ward vs. Northern Technical
Services, Inc. and Mueller vs. Northern Technical Services, Inc.

         6.       THE CLOSING.

                  6.1. The Closing. The closing ("Closing") of the purchase and sale and other transactions contemplated by this Agreement shall take place (a) at the offices of Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, at 1:30 p.m. local time on January 6, 1998 or (b) at such other time and place and on such other date as RCM and Acquiree or Acquiree Shareholders shall agree. The date of the Closing is referred to herein as the "Closing Date".

                           (a) Notwithstanding the actual date of the Closing
the purchase and sale and other transactions contemplated by this Agreement shall be deemed to have occurred at the commencement of business on January 5, 1998.

                  6.2  Transactions  at  Closing.   On  the  Closing  Date,  the
following transactions occurred, all of such transactions being deemed to occur simultaneously:

                           (a) the Acquiree and the Acquiree Shareholders will
deliver, or cause to be delivered, to RCM the following:

                                    (i) A certificate of Acquiree's Secretary to
the effect that all representations and warranties made by the Acquiree and the Acquiree Shareholders under this Agreement are true and correct as of the Closing Date as though originally given to RCM on said date.

                                    (ii) stock certificates representing the
Acquiree Shares being surrendered hereunder, duly endorsed with stock powers attached in blank;

                                    (iii) all corporate records of the Acquiree,
including without limitation corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Closing Date), stock books, stock transfer books, corporate seals; and such other corporate books and records as may reasonably be requested by RCM and its counsel;

                                   (iv) a certificate of Status for the Acquiree
from the Department of Financial Institutions of the State of Wisconsin, dated at or about the Closing Date, to the effect that such corporation is in good standing under the laws of such state;

                                  (v) an incumbency certificate for the Acquiree
signed by all of the officers thereof dated at or about the Closing
Date;

                                 (vi) certified Articles of Incorporation of the
Acquiree dated at or about the Closing Date and a copy of the Bylaws of the Acquiree certified by the Secretary of the Acquiree dated at or about the Closing Date;

                                  (vii) certified resolutions from the Secretary
of the Acquiree dated at or about the Closing Date authorizing the transactions contemplated under this Agreement;

                                    (viii) an Employment Agreement described in
Exhibit "A" signed by Merle F. Cook and Acquiree;

                                    (ix) an Employment Agreement described in
Exhibit "B" signed by Gayle Yeko and Acquiree;

                                    (x) an Employment Agreement described in
Exhibit "C") signed by Warren Lillund and Acquiree;

                                    (xi) an Employment Agreement in the form of
Exhibit "D" signed by Jerry Kust and Acquiree;

                                    (xii) an Employment Agreement described in
Exhibit "E" signed by Peter Ryan and Acquiree;

                                 (xiii) an Escrow Agreement described in Exhibit
"F" signed by Merle F. Cook, Gayle Yeko and Warren Lillund;

                                    (xiv) resignations of all officers and
directors of Acquiree;

                                    (xv) such documents as may be needed to
accomplish the Closing under the corporate laws of the states of incorporation of RCM and Acquiree;

                                    (xvi) such other instruments, documents and
certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or that may be reasonably requested in furtherance of the provisions of this Agreement;

                                   (xvii) an opinion of counsel for Acquiree and
Acquiree Shareholders in the form attached hereto as Exhibit "G";

                                    (xviii) any document associated with the
transactions contemplated by Section 5.12 of this Agreement;

                                  (xix) evidence satisfactory to counsel for RCM
that all agreements affecting the transferability of the stock of Acquiree or the rights and duties of the Acquiree Shareholders or the employment by Acquiree of the Acquiree Shareholders have been terminated;


                           (b) RCM will deliver or cause to be delivered to the
Acquiree and the Acquiree Shareholders:

                                    (i) the cash portion of the Purchase
Consideration in the amount of $3,125,000 delivered pursuant to Section 2.2 hereof plus the actual cash balance of Acquiree pursuant to Section 2.3 hereof;

                                 (ii)    a certificate of RCM's Secretary to the
effect that all representations and warranties made by RCM under this Agreement are true and correct as of the Closing Date as though originally given to the Acquiree and the Acquiree Shareholders on said date;

                                  (iii) certificate from the Secretary of State
of Nevada dated at or about the Closing Date that RCM is in good standing under the laws of said state;

                                   (iv) certified resolution of the Secretary of
RCM dated at or about the Closing Date authorizing the transactions contemplated under this Agreement;

                                   (v) an opinion of counsel for RCM in the form
attached hereto as Exhibit "H";

                                    (vi) an Employment Agreement described in
Exhibit "A" signed by Merle F. Cook and Acquiree;

                                    (vii) an Employment Agreement described in
Exhibit "B" signed by Gayle Yeko and Acquiree;

                                    (viii) an Employment Agreement described in
Exhibit "C" signed by Warren Lillund and Acquiree;

                                    (ix) an Employment Agreement described in
Exhibit "D" signed by Jerry Kust and Acquiree;

                                    (x) an Employment Agreement described in
Exhibit "E" signed by Peter Ryan and Acquiree;

                                   (xi) an Escrow Agreement described in Exhibit
"F: signed by RCM;

                                    (xii) such documents as may be needed to
accomplish the Closing under the corporate laws of the state of incorporation of RCM and Acquiree; and

                                   (xiii)  such other instruments, documents and
certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or that may be reasonably requested in furtherance of the provisions of this Agreement.


         7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIREE AND THE ACQUIREE SHAREHOLDERS. All obligations of the Acquiree and the Acquiree Shareholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date (unless otherwise stated herein), of each of the following conditions, any one or all of which may be waived by the Acquiree or the Acquiree Shareholders:

              7.1 The Board of Directors of RCM shall have approved the execution of this Agreement and the transactions contemplated hereby.

                  7.2 The representations and warranties made by or on behalf of RCM contained in this Agreement or in any certificate or document delivered to the Acquiree or the Acquiree Shareholders pursuant to the provisions hereof at the Closing Date shall be true in all respects at and as of the time of the Closing Date as though such representations and warranties were made at and as of such time.

                  7.3 RCM shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  7.4 RCM shall have delivered all of the Schedules required herein, and copies of the documents referred to therein, to the Acquiree and such Schedules and documents shall have been reasonably acceptable to Acquiree and Acquiree Shareholders.

                  7.5 There shall be delivered to the Acquiree and the Acquiree Shareholders an officer's certificate of RCM to the effect that all of the representations and warranties of RCM set forth herein are true and complete in all material respects as of the Closing Date, and that RCM has complied in all material respects with its covenants and agreements set forth herein that are required to be complied with by the Closing Date.

                  7.6 No statute, rule, regulation, executive order, decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Closing and the other transactions contemplated by this Agreement.

                  7.7 RCM shall have obtained the approval of its principal lender of this Agreement and the transactions contemplated hereby.

                  7.8 RCM or its subsidiary shall have executed Employment Agreements with Acquiree Shareholders and Tim Harke, Mark Shupe and
Greg Lawler.

                  7.9 All director, shareholder, lender, lessor and other parties' consents and approvals, as well as all filing with, and all necessary consents or approvals of, all federal state and local governmental authorities and agencies, as are required of RCM under this Agreement, applicable law or any applicable contract or agreement (all as contemplated by this Agreement) to complete the Closing shall have been secured.

                  7.10 There shall have occurred no material  adverse  change to
the  business,  operations,  assets,  management,   regulatory  environment  and
business prospects of RCM.

         8. CONDITIONS PRECEDENT TO OBLIGATIONS OF RCM. All obligations of RCM under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or all of which may be waived in writing by RCM:

                  8.1 The shareholders of the Acquiree shall have unanimously approved the execution of this Agreement and the transactions contemplated hereby.

                  8.2 The representations and warranties made by the Acquiree and the Acquiree Shareholders contained in this Agreement or in any certificate or document delivered to RCM pursuant to the provisions hereof at the Closing Date shall be true in all respects at and as of the time of the Closing Date as though such representations and warranties were made at and as of such time.

                  8.3 The Acquiree and the Acquiree Shareholders shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

                  8.4 The Acquiree shall have delivered all of the Schedules required herein, and copies of the documents referred to therein, to RCM and such Schedules and documents shall have been reasonably acceptable to RCM.

                  8.5 There shall be delivered to RCM an officer's certificate of the Acquiree to the effect that all of the representations and warranties of the Acquiree set forth herein are true and complete in all material respects as of the Closing Date, and that the Acquiree has complied in all material respects with its covenants and agreements set forth herein that are required to be complied with by the Closing Date and there shall be delivered to RCM certificates signed by the Acquiree Shareholders to the effect that the representations and warranties of each made within this Agreement are true and correct in all material respects.

                  8.6 RCM shall have obtained the approval of its principal lender of this Agreement and the transactions contemplated hereby.

                  8.7 All director, shareholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal state and local governmental authorities and agencies, as are required to Acquiree or the Acquiree Shareholders under this Agreement, applicable law or any applicable contract or agreement (all as contemplated by this Agreement) to complete the Closing shall have been secured.

                  8.8 No statute, rule, regulation, executive order, decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Closing and the other transactions contemplated by this Agreement.

                  8.9 The Acquiree Shareholders and Tim Harke, Mark Shupe and Greg Lawler shall each have executed an Employment Agreement with RCM or its subsidiary.

                  8.10 Acquiree and the Acquiree Shareholders shall take all actions necessary to effect the resignation of all of the current directors and officers of Acquiree in the manner identified in Section 6.2(a)(xiv).

                  8.11 Except as contemplated or as required by this Agreement, there shall have occurred no material adverse change to the business, operations, assets, management, regulatory environment and business prospects of Acquiree.

         9.       INDEMNIFICATION.

                  9.1 Acquiree Shareholders. Acquiree Shareholders (except Peter Ryan and Jerry Kust) shall indemnify, defend and hold RCM harmless, each according to his or her Shareholder Percentages except that, for purposes of this Article 9, the Shareholder Percentages applicable to Peter Ryan and Jerry Kust shall instead be applicable to Cook, from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") incurred by RCM which arise out of or result from a breach of warranty, or breach of any covenant of Acquiree or the Acquiree Shareholders pursuant hereto or in connection with the transactions contemplated hereby or thereby.

                  9.2 RCM. RCM shall indemnify, defend and hold harmless Acquiree and Acquiree Shareholders from and against any and all Claims incurred by the Acquiree and/or any Acquiree Shareholder which arise out of or result from misrepresentation, breach of warranty or breach of any covenant of RCM contained herein or in the Schedules annexed hereto or in any other documents or instruments furnished by RCM pursuant hereto or in connection with the transactions contemplated hereby or thereby.

                  9.3 Survival. All covenants, agreements, representations and warranties contained in this Agreement or in the Schedules annexed hereto or in any other documents shall survive the Closing for a period of two (2) years except for covenants, representations and warranties relating to Taxes or made fraudulently which shall survive indefinitely.

                  9.4 Methods of Asserting Claims for Indemnification. All claims for indemnification under this Agreement shall be asserted as follows:

                           (a) Third Party Claims.  In the event that any Claim
for which a party (the "Indemnitee") would be entitled to indemnification under this Agreement is asserted against or sought to be collected from the Indemnitee by a third party the Indemnitee shall promptly notify the other party (the "Indemnitor") of such Claim, specifying the nature thereof, the applicable provision in this Agreement or other instrument under which the Claim arises, and the amount or the estimated amount thereof (the "Claim Notice"). The Indemnitor shall have 30 days (or, if shorter, a period to a date not less than 10 days prior to when a responsive pleading or other document is required to be filed but in no event less than 10 days from delivery or mailing of the Claim
Notice) (the "Notice Period") to notify the Indemnitee (i) whether or not it disputes the Claim and (ii) if liability hereunder is not disputed, whether or not it desires to defend the Indemnitee. If the Indemnitor elects to defend by appropriate proceedings, such proceedings shall be promptly settled or prosecuted to a final conclusion in such a manner as to minimize any risk of additional damage to the Indemnitee; and all costs and expenses of such proceedings and the amount of any judgment shall be paid by the Indemnitor.

                           If the Indemnitee desires to participate in, but not
control, any such defense or settlement, it may do so at its sole cost and expense. If the Indemnitor has disputed the Claim, as provided above, and shall not defend such Claim, the Indemnitee shall have the right to control the defense or settlement of such Claim, in its sole discretion, and shall be reimbursed by the Indemnitor for its reasonable costs and expenses of such defense if it shall thereafter be found that such Claim was subject to indemnification by the Indemnitor hereunder.

                           (b) Non-Third Party Claims.  In the event that the
Indemnitee should have a Claim for indemnification hereunder which does not involve a Claim being asserted against it or sought to be collected by a third party, the Indemnitee shall promptly send a Claim Notice with respect to such Claim to the Indemnitor. If the Indemnitor does not notify the Indemnitee within the Notice Period that it disputes such Claim, the Indemnitor shall pay the amount thereof to the Indemnitee. If the Indemnitor disputes the amount of such Claim, the controversy in question shall be submitted to arbitration pursuant to
Article 10 hereof.

                           (c) Cooperation of Parties.  If either party chooses
to defend or participate in the defense of any Claim, it shall have the right to receive from the other party, subject to any restriction of applicable law or that may be necessary to preserve the privilege of attorney-client communications, any books, records or other documents within such other party's control that are necessary or appropriate for such defense.

                  9.5 Right of Set Off. The amount of any Claims as to which RCM is entitled to indemnification hereunder may be set off by RCM first against the escrow fund pursuant to the terms and conditions of the Escrow Agreement then, to the extent the escrow fund is insufficient to cover such Claims, against amounts payable as Deferred Consideration, and, to the extent the escrow fund and the Deferred Consideration is insufficient to cover such Claims then against amounts payable as Additional Purchase Consideration.

                  9.6 Minimum for Indemnification. Acquiree Shareholders shall not be required to make any indemnification payments under Section 9.4 except to the extent that the cumulative amount of all Claims actually incurred by RCM exceeds the sum of $25,000 in which case RCM shall be entitled to indemnification for the entire amount of all claims. Claims relating to Taxes and for representations and warranties made fraudulently shall be subject to full indemnification irrespective of the $25,000 minimum.

                  9.7 Cumulative Liability. The cumulative liability of the Acquiree Shareholders (excluding Claims relating to Taxes and representations and warranties made fraudulently which shall not be subject to any limit) under this Article 9 shall not exceed the sum of $1,000,000 for Claims made prior to the first anniversary of the Closing Date and $750,000 for Claims made prior to the second anniversary of the Closing Date.

                  9.8 Indemnification For Pending Litigation. In addition to the foregoing the Acquiree Shareholders shall defend, indemnify and hold RCM harmless from and against all loss, liabilities, damages, punitive damages, counsel fees and expenses through all appeals, interest, judgments and verdicts relating to or arising out of the pending litigation entitled Williams and Ward vs. Northern Technical Services, Inc. and Mueller vs. Northern Technical Services, Inc.

                  The foregoing undertaking shall not be subject to the time limits contained in Section 9.3 hereof or the minimum or maximum amount of Claims that may be asserted as contained in Section 9.6 and 9.7. Any amounts for which RCM is entitled to indemnification under this Section 9.8 shall be subject to RCM's right of set off as described in Section 9.5 hereof.

                  Acquiree Shareholders agree that no settlement or other voluntary termination of the case of Williams and Ward vs. Northern Technical Services, Inc. shall occur unless as part of such settlement or termination RCM receives a document in recordable form terminating all outstanding Financing Statements wherein the plaintiffs are the secured parties and Acquiree is the debtor.

         10. TERMINATION. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing Date:

                  (a)      by mutual written consent of RCM and Acquiree;

                  (b)      by either of RCM and Acquiree:

                           (i) if the Closing shall not have occurred by the
Closing Date unless such date is extended by the mutual written agreement of RCM and Acquiree, and in such event, only until the date the Closing Date has been so extended; provided, however, that the right to terminate this Agreement under this Section 10(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing Date to occur on or before that date; or

                           (ii) if any court of competent jurisdiction, or any
governmental body, regulatory or administrative agency or
commission having appropriate jurisdiction shall have issued an order, decree or filing or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable.

                  (c) If any party hereto shall default in the observance or in the due and timely performance of any of the Covenants of the parties contained in Section 5 of this Agreement, the non-defaulting party may, upon written notice, terminate this Agreement and in that event, the defaulting party shall indemnify, hold harmless and assume full and complete responsibility for any and all expenses of the non-defaulting party incurred in this transaction, without prejudice to its or their rights and remedies available under law, including the right to recover expenses, costs and other damages. Notwithstanding the foregoing, the non-defaulting party may elect to waive such breach by the defaulting party and proceed with the Closing, thereby waiving any right to damages as a result of such breach.

         11. ARBITRATION. If a dispute arises as to interpretation of this Agreement, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by RCM, one by the Acquiree Shareholders, and the third by the said two arbitrators, or, if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in Milwaukee, Wisconsin. The decision of a majority of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The losing party in the arbitration shall pay the fees and expenses of the impartial arbitrator.

         12. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or sent by overnight delivery, confirmed telecopy or prepaid first class registered or certified mail, return receipt requested, to the following addresses, or such other addresses as are given to the other parties to this Agreement in the manner set forth herein:

                  12.1 If to RCM, to:

                                    Mr. Leon Kopyt
                                    Chief Executive Officer
                                    RCM Technologies, Inc.
                                    2500 McClellan Avenue, Suite 350
                                    Pennsauken, New Jersey 08109-4613

                           With a copy to:

                                    Norman S. Berson, Esquire
                                    Fineman & Bach, P.C.
                                    1608 Walnut Street, 19th Floor
                                    Philadelphia, PA 19103
                                    Telephone No. (215) 893-8710
                                    Telecopy No.  (215) 893-8719


                  12.2     If to the Acquiree Shareholders, to:

                                    Merle Cook
                                    8899 North 60th Street
                                    Milwaukee, WI 53223-2213
                                    Telephone No. (414) 362-8899
                                    Telecopy No. (414) 362-8880

                                    Gayle Yeko
                                    8899 North 60th Street
                                    Milwaukee, WI 53223-2213
                                    Telephone No. (414) 362-8899
                                    Telecopy No. (414) 362-8880

                                    Warren Lillund
                                    8899 North 60th Street
                                    Milwaukee, WI 53223-2213
                                    Telephone No. (414) 362-8899
                                    Telecopy No. (414) 362-8880

                                    Jerry Kust
                                    8899 North 60th Street
                                    Milwaukee, WI 53223-2213
                                    Telephone No. (414) 362-8899
                                    Telecopy No. (414) 362-8880

                                    Peter Ryan
                                    8899 North 60th Street
                                    Milwaukee, WI 53223-2213
                                    Telephone No. (414) 362-8899
                                    Telecopy No. (414) 362-8880

                           With a copy to:

                                    Benjamin F. Garmer, III
                                    Foley & Lardner
                                    777 East Wisconsin Avenue
                                    Milwaukee, WI 53202
                                    Telephone No. (414) 297-5675
                                    Telecopy No. (414) 297-4900

                  12.3     If to the Acquiree, to:

                                    Northern Technical Services, Inc.
                                    8899 North 60th Street
                                    Milwaukee, WI 53223-2213
                                    Telephone No. (414) 362-8899
                                    Telecopy No. (414) 362-8880

                           With a copy to:

                                    Benjamin F. Garmer, III
                                    Foley & Lardner
                                    777 East Wisconsin Avenue
                                    Milwaukee, WI 53202
                                    Telephone No. (414) 297-5675
                                    Telecopy No. (414) 297-4900

Any such notices shall be effective when delivered in person or sent by telecopy, one business day after being sent by overnight delivery or three business days after being sent by registered or certified mail. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

         13.      MISCELLANEOUS.

                  13.1 Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such further action as may be reasonably required by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                  13.2 Nature of Representations and Warranties. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for, and any investigation that they might have made or any other representations, warranties, covenants, agreements, promises or information, written or oral, made by the other party or parties or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement.

                  13.3 Survival of Representations. All covenants, agreements, representations and warranties made herein shall survive the Closing Date for a period of two (2) years except for covenants, representations and warranties relating to Taxes or made fraudulently which shall survive indefinitely. All covenants and agreements by or on behalf of the parties hereto that are contained or incorporated in this Agreement shall bind and enure to the benefit of the successors and permitted assigns of all parties hereto.

                  13.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

                  13.5 Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

                  13.6 Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

                  13.7 Choice of Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Wisconsin.

                  13.8 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  13.9 Number and Gender, Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicated is appropriate.

                  13.10 Construction. The parties hereto and their respective legal counsel participated in the preparation of this Agreement, therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

                  13.11 Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                  13.12 Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

                  13.13 Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

                  13.14 No Third-Party Beneficiaries. No person shall be deemed to possess any third-party beneficiary right pursuant to this Agreement. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Agreement.

                  13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  13.16 Facsimile Signature. This Agreement may be executed and accepted by facsimile signature and any such signature shall be of the same force and effect as an original signature.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                                          RCM TECHNOLOGIES, INC.
ATTEST:


By:                                                           By:
                                                                       Name:
                                                                       Title:



                                                              NORTHERN TECHNICAL
                                                              SERVICES, INC.
ATTEST:


By:                                                           By:
                                                             Name: Merle F. Cook
                                                                Title: President

                                        {Signatures continued on next page]

                                                                  MERLE COOK




                                                                  GAYLE YEKO




                                                              WARREN LILLUND




                                                                 JERRY KUST




                                                                 PETER RYAN